                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SEC. 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 17, 2002
                                                  ---------------


                                Dana Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Virginia                      1-063                 34-4361040
           --------                      -----                 ----------
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                 Identification Number)

      4500 Dorr Street, Toledo, Ohio                              43615
      ------------------------------                              -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:    (419) 535-4500
                                                    --------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 17, 2002, Dana Corporation issued the news release that is attached to this report as Exhibit A to PR Newswire, for immediate release to national newspapers and news wire services.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Dana Corporation
                            --------------------------------
                            (Registrant)

Date:  July 17, 2002        By:  /s/ Michael L. DeBacker
                               -----------------------------
                               Michael L. DeBacker
                               Vice President, General Counsel and
                               Secretary

                                                                       Exhibit A

(Dana Logo)                              CONTACT:       Gary Corrigan
FOR IMMEDIATE RELEASE                                   (419) 535-4813
                                                         gary.corrigan@dana.com


                DANA CORPORATION REPORTS SECOND-QUARTER EARNINGS

      Continued Progress Drives Earnings Improvement, Significant Cash Flow

TOLEDO, Ohio, July 17, 2002 - Dana Corporation (NYSE: DCN) announced improved second-quarter earnings today, largely due to the benefits of its restructuring actions.

Second-quarter sales were $2.8 billion, comparable to sales for the same period last year. Net income totaled $52 million, or 35 cents per share. This compares with net income of $14 million, or 10 cents per share, during the second quarter of 2001, which included goodwill amortization of $8 million after tax.

Net income this quarter included $42 million of charges related to Dana's restructuring plan announced last October. These charges were partially offset by a $27 million gain from the sale of selected subsidiaries of its Dana Credit Corporation (DCC) leasing services unit.

Exclusive of the non-recurring items, Dana's net income totaled $67 million, or 45 cents per share, in line with its previously announced expectations. Net income during the second quarter of 2001, excluding non-recurring items, was $26 million, or 17 cents per share.

"Operating income for the quarter doubled in comparison to last year on essentially the same level of sales. These improved results are primarily attributable to our restructuring initiatives," said Dana Chairman and CEO Joe Magliochetti. "This is particularly evident in our automotive aftermarket and engine parts operations, which have improved their performance significantly this quarter.

"In addition, light-duty and commercial-vehicle production remained strong during the quarter, exceeding our projections and further supporting our results," he said. "We also benefited from stronger earnings from affiliates and currency effects."

FIRST-HALF RECAP
Dana's six-month consolidated sales were $5.3 billion, down slightly from $5.5 billion in the same period last year. Excluding non-recurring items, net income was $95 million, or 63 cents per share, compared with $27 million, or 18 cents per share, in 2001.

The company adopted new accounting standard FAS 142, which resulted in an after-tax charge of $220 million during the first quarter of 2002. Dana also recorded $79 million in restructuring charges during the first six months of the year and benefited from a $27 million gain on the sale of certain DCC subsidiaries. As a result, the reported net loss for the first six months of 2002 was $177 million, or $1.19 per share. In the same period last year, the reported net loss was $13 million, or 8 cents per share, including net, non-recurring charges of $40 million, or 26 cents per share, and goodwill amortization of $15 million after tax.

RESTRUCTURING UPDATE
During the second quarter, Dana recorded after-tax charges of $42 million related to its $445 million restructuring plan announced last October, bringing the total charges recorded to date to $358 million, or approximately 80 percent of the total anticipated program.

                                     (more)

Among the elements of the restructuring are a workforce reduction of more than 15 percent and the planned closure or consolidation of more than 30 facilities. Through June 30, Dana had reduced its permanent workforce by approximately 8 percent, closed 14 facilities, and announced plans to close 14 others. The company expects to record substantially all of the charges and complete most of the actions related to this restructuring plan by the end of 2002.

STRONG CASH FLOW
During the second quarter, the company reported strong cash flow from operations due to improved working capital efficiencies and tight control of capital expenditures.

"Our operations continue to make outstanding progress on the working-capital front," said Chief Financial Officer Bob Richter, "and we now expect the total reduction in working capital for the year to be at least $200 million. This, coupled with other cash from operating activities, divestitures, and asset sales, should allow us to reduce debt by more than $500 million this year. This is even after allowing for up to $300 million in cash payments for restructuring."

OUTLOOK
Commenting on the company's outlook for the balance of the year, Mr. Magliochetti said, "With regard to our markets, we now believe 2002 North American light-vehicle production will be about 15.8 million units. This reflects the stronger-than-expected first-half production, combined with our cautious forecast for volumes in the second half. Production is typically lower in the third and fourth quarters, and we remain concerned that significant sales may have been pulled forward as a result of light-vehicle incentives.

"On the commercial vehicle side, we now expect North American Class 8 vehicle builds to be 150,000 to 155,000 units for the full year," he added. "We saw about 80,000 units built during the first half of the year, largely due to pre-buying of Class 8 trucks. We expect that this will continue into the third quarter, with fourth-quarter demand being decidedly weaker.

"With all of this said, we expect to continue realizing benefits from our restructuring efforts," Mr. Magliochetti said. "As a result, we look to have a solid second half, with earnings per share in the range of 50 to 55 cents before non-recurring items. And, we expect to be very well positioned for a strong 2003."

QUARTERLY CONFERENCE CALL SCHEDULED TODAY AT 10 A.M. EDT
Dana will discuss its second-quarter results in a conference call at 10 a.m.
(EDT) today. The call may be accessed via Dana's web site (www.dana.com), where it will be accompanied by a slide presentation, or by dialing (800) 275-3210. Please dial into the conference 15 minutes prior to the call. An audio recording of this conference call will be available after 4 p.m. (EDT) today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available at 6 p.m. today and is also accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicle manufacturers and their related aftermarkets. The company employs approximately 70,000 people worldwide. Founded in 1904 and based in Toledo, Ohio, Dana operates hundreds of technology, manufacturing, and customer service facilities in 34 countries. The company reported sales of $10.3 billion in 2001.

Certain statements contained herein (including our forecasts, beliefs, and expectations) constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve assumptions, uncertainties, and risks, and Dana's actual results, performance, or achievements may differ materially from those expressed or implied in these statements. Among the factors that could affect Dana's actual results are the impact of national and international economic conditions (including additional adverse effects from terrorism or hostilities) on production and sales by the company and its vehicular customers; the company's ability to complete the sale of the Dana Credit Corporation businesses and other divestitures as contemplated; and the success and timing of the company's restructuring, cost reduction and cash management programs. Additional factors are contained in Dana's public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements contained herein.

                                      # # #

 (IN MILLIONS, EXCEPT
  PER SHARE AMOUNTS)

                                    UNAUDITED


                                          THREE MONTHS ENDED JUNE 30
                                          --------------------------
                                              2001          2002
                                            -------       -------

Sales                                       $ 2,768       $ 2,789

Net income, excluding
     non-recurring items                    $    26       $    67

Non-recurring items
     Severance costs                             (2)          (28)
     Exit and other costs                        (1)           (8)
     Asset impairment charges                    (1)           (6)
     Gain (loss) on divestitures                 (8)           27
                                            -------       -------
                                                (12)          (15)

Net income, including
     non-recurring items                         14            52

Basic earnings per share
     Income before non-recurring items      $  0.17       $  0.45
     Non-recurring items                      (0.07)        (0.10)
     Net income                                0.10          0.35

Diluted earnings per share
     Income before non-recurring items      $  0.17       $  0.45
     Non-recurring items                      (0.07)        (0.10)
     Net income                                0.10          0.35


Average shares outstanding -
        For Basic EPS                           148           149
        For Diluted EPS                         149           149




                                               SIX MONTHS ENDED JUNE 30
                                               ------------------------
                                                  2001          2002
                                                -------       -------

Sales                                           $ 5,499       $ 5,310

Net Income, excluding
     non-recurring items and effect of
     change in accounting                            27            95

Non-recurring items
     Severance costs                                 (9)          (41)
     Exit and other costs                            (6)          (17)
     Asset impairment charges                        (5)          (21)
     Gain (loss) on divestitures                    (20)           27
                                                  -----         -----
                                                    (40)          (52)

Effect of change in accounting                                   (220)

Net Loss, including non-recurring items
     and effect of change in accounting             (13)         (177)

Basic earnings per share
     Income before non-recurring items and
        effect of change in accounting             0.18          0.64
     Non-recurring items                          (0.26)        (0.35)
     Effect of change in accounting                             (1.48)
     Net loss                                     (0.08)        (1.19)

Diluted earnings per share
     Income before non-recurring items and
        effect of change in accounting             0.18          0.63
     Non-recurring items                          (0.26)        (0.34)
     Effect of change in accounting                             (1.48)
     Net loss                                     (0.08)        (1.19)


Average shares outstanding-
        For Basic EPS                               148           149
        For Diluted EPS                             149           149

DANA CORPORATION
STATEMENT OF INCOME (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                      THREE MONTHS ENDED JUNE 30
                                      --------------------------
                                         2001            2002
                                       -------         -------

Net sales                              $ 2,768         $ 2,789
Revenue from lease financing
     and other income                       29              77
                                       -------         -------

                                         2,797           2,866
                                       -------         -------

Costs and expenses
     Cost of sales                       2,414           2,447
     Selling, general and
        administrative expenses            271             245
     Restructuring charges                   4              56
     Interest expense                       79              66
                                       -------         -------

                                         2,768           2,814
                                       -------         -------

Income before income taxes                  29              52
Estimated taxes on income                  (16)            (12)
Minority interest                           (4)             (3)
Equity in earnings
     of affiliates                           5              15
                                       -------         -------

Net income                             $    14         $    52
                                       =======         =======


Net income per common share -
     Basic                             $  0.10         $  0.35
     Diluted                           $  0.10         $  0.35


Average shares outstanding -
     For Basic EPS                         148             149
     For Diluted EPS                       149             149

DANA CORPORATION
STATEMENT OF INCOME (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                  SIX MONTHS ENDED JUNE 30
                                                  ------------------------
                                                    2001            2002
                                                  -------         -------

Net sales                                         $ 5,499         $ 5,310
Revenue from lease financing
     and other income                                  51             130
                                                  -------         -------

                                                    5,550           5,440
                                                  -------         -------

Costs and expenses
     Cost of sales                                  4,857           4,683
     Selling, general and
        administrative expenses                       533             493
     Restructuring charges                             26              95
     Interest expense                                 163             134
                                                  -------         -------

                                                    5,579           5,405
                                                  -------         -------

Income (loss) before income taxes                     (29)             35
Estimated taxes on income                               7             (16)
Minority interest                                      (5)             (9)
Equity in earnings
     of affiliates                                     14              33
                                                  -------         -------

Net income (loss) before effect of change
     in accounting                                    (13)             43


Effect of change in accounting                       --              (220)
                                                  -------         -------

Net loss                                          $   (13)        $  (177)
                                                  =======         =======

Basic earnings (loss) per share
     Income (loss) before effect of change
        in accounting                             $ (0.08)        $  0.29
     Effect of change in accounting                  --             (1.48)
                                                  -------         -------
     Net loss                                     $ (0.08)        $ (1.19)
                                                  =======         =======

Diluted earnings (loss) per share
     Income (loss) before effect of change
        in accounting                             $ (0.08)        $  0.29
     Effect of change in accounting                  --             (1.48)
                                                  -------         -------
     Net loss                                     $ (0.08)        $ (1.19)
                                                  =======         =======

Average shares outstanding -
        For Basic EPS                                 148             149
        For Diluted EPS                               149             149

DANA CORPORATION
CONDENSED BALANCE SHEET
JUNE 30, 2002
(IN MILLIONS)


                                            DECEMBER 31     JUNE 30
ASSETS                                         2001           2002
------                                       -------        -------

Current assets
     Cash and marketable securities          $   199        $   318
     Accounts receivable
       Trade                                   1,371          1,702
       Other                                     371            286
     Inventories                               1,299          1,234
     Other current assets                        557            576
                                             -------        -------

       Total current assets                    3,797          4,116
                                             -------        -------

Property, plant and equipment, net             3,133          3,028
Investment in leases                           1,068            941
Investments and other assets                   2,209          2,130
                                             -------        -------

     Total assets                            $10,207        $10,215
                                             =======        =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Accounts payable and other
     current liabilities                     $ 2,369        $ 2,600
Notes payable                                  1,120            754
                                             -------        -------

       Total current liabilities               3,489          3,354
                                             -------        -------

Long-term debt                                 3,008          3,280
Deferred employee benefits
     and other noncurrent liabilities          1,640          1,727
Minority interest                                112            105
Shareholders' equity                           1,958          1,749
                                             -------        -------

     Total liabilities and
       shareholders' equity                  $10,207        $10,215
                                             =======        =======

DANA CORPORATION
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)
                                                  THREE MONTHS ENDED JUNE 30
                                                  --------------------------
                                                      2001          2002
                                                     -----         -----

Net income                                           $  14         $  52
Depreciation and amortization                          135           121
Asset impairment                                         8             9
Loss (gain) on divestitures                              8           (29)
Working capital change                                  30            53
Other                                                   46            (2)
                                                     -----         -----
            Net cash from operating activities         241           204
                                                     -----         -----

Purchases of property, plant and equipment            (114)          (90)
Purchases of assets to be leased                        (2)
Payments received on leases                              9            16
Net loans to customers                                  25            17
Acquisitions                                           (21)
Divestitures                                            11            82
Other                                                   38            11
                                                     -----         -----
         Net cash flows - investing activities         (54)           36
                                                     -----         -----

Net change in short-term debt                          (58)         (199)
Proceeds from long-term debt                             1            35
Payments on long-term debt                             (81)          (33)
Dividends paid                                         (46)           (2)
Other                                                                  2
                                                     -----         -----
         Net cash flows - financing activities        (184)         (197)
                                                     -----         -----
Net change in cash and cash equivalents                  3            43
Cash and cash equivalents - beginning of period        150           275
                                                     -----         -----
Cash and cash equivalents - end of period            $ 153         $ 318
                                                     =====         =====

DANA CORPORATION
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)
                                                     SIX MONTHS ENDED JUNE 30
                                                     ------------------------
                                                        2001          2002
                                                       -----         -----

Net loss                                               $ (13)        $(177)
Depreciation and amortization                            271           242
Change in accounting for goodwill                                      220
Asset impairment                                           8            30
Loss (gain) on divestitures                               20           (34)
Working capital change                                     9            24
Other                                                     58           (30)
                                                       -----         -----
          Net cash from operating activities             353           275
                                                       -----         -----

Purchases of property, plant and equipment              (238)         (165)
Purchases of assets to be leased                         (32)          (26)
Payments received on leases                               19            25
Net loans to customers                                    85            14
Acquisitions                                             (21)
Divestitures                                              26            92
Other                                                     58            54
                                                       -----         -----
          Net cash flows - investing activities         (103)           (6)
                                                       -----         -----

Net change in short-term debt                             38          (211)
Proceeds from long-term debt                              44           285
Payments on long-term debt                              (267)         (224)
Dividends paid                                           (92)           (3)
Other                                                      1             3
                                                       -----         -----
          Net cash flows - financing activities         (276)         (150)
                                                       -----         -----
Net change in cash and cash equivalents                  (26)          119
Cash and cash equivalents - beginning of period          179           199
                                                       -----         -----
Cash and cash equivalents - end of period              $ 153         $ 318
                                                       =====         =====

DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON THE EQUITY BASIS)
STATEMENT OF INCOME (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)

                                     THREE MONTHS ENDED JUNE 30
                                     --------------------------
                                        2001            2002
                                      -------         -------

Net sales                             $ 2,768         $ 2,789
Other income (expense)                    (12)             14
                                      -------         -------

                                        2,756           2,803
                                      -------         -------

Costs and expenses
     Cost of sales                      2,429           2,461
     Selling, general and
       administrative expenses            245             215
     Restructuring charges                  4              56
     Interest expense                      49              45
                                      -------         -------

                                        2,727           2,777
                                      -------         -------

Income before income taxes                 29              26
Estimated taxes on income                 (17)            (15)
Minority interest                          (3)             (3)
Equity in earnings
     of affiliates                          5              44
                                      -------         -------

Net income                            $    14         $    52
                                      =======         =======

DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON THE EQUITY BASIS)
STATEMENT OF INCOME (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)

                                            SIX MONTHS ENDED JUNE 30
                                            ------------------------
                                               2001            2002
                                             -------         -------

Net sales                                    $ 5,499         $ 5,310
Other income (expense)                           (25)             28
                                             -------         -------

                                               5,474           5,338
                                             -------         -------

Costs and expenses
     Cost of sales                             4,890           4,712
     Selling, general and
       administrative expenses                   482             437
     Restructuring charges                        26              95
     Interest expense                            104              91
                                             -------         -------

                                               5,502           5,335
                                             -------         -------

Income (loss) before income taxes                (28)              3
Estimated taxes on income                          6             (15)
Minority interest                                 (5)             (9)
Equity in earnings
     of affiliates                                14              64
                                             -------         -------

Income (loss) before effect of change
     in accounting                               (13)             43

Effect of change in accounting                                  (220)
                                             -------         -------

Net loss                                     $   (13)        $  (177)
                                             =======         =======

DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON THE EQUITY BASIS)
CONDENSED BALANCE SHEET (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)


                                           DECEMBER 31    JUNE 30
 ASSETS                                       2001          2002
 ------                                      ------        ------

 Current assets
      Cash and marketable securities         $  182        $  301
      Accounts receivable
         Trade                                1,371         1,702
         Other                                  253           288
      Inventories                             1,299         1,234
      Other current assets                      518           517
                                             ------        ------

         Total current assets                 3,623         4,042
                                             ------        ------

 Property, plant and equipment, net           2,778         2,680
 Investments and other assets                 2,164         2,074
                                             ------        ------

      Total assets                           $8,565        $8,796
                                             ======        ======

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

 Accounts payable and other
      current liabilities                    $2,325        $2,650
 Notes payable                                  617           370
                                             ------        ------

         Total current liabilities            2,942         3,020
                                             ------        ------

 Long-term debt                               2,155         2,432
 Deferred employee benefits
      and other noncurrent liabilities        1,400         1,492
 Minority interest                              110           103
 Shareholders' equity                         1,958         1,749
                                             ------        ------

      Total liabilities and
         shareholders' equity                $8,565        $8,796
                                             ======        ======

DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON AN EQUITY BASIS)
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)

                                                     THREE MONTHS ENDED JUNE 30
                                                     --------------------------
                                                         2001          2002
                                                        -----         -----
Net income                                              $  14         $  52
Depreciation and amortization                             108            97
Asset impairment                                            8             9
Loss on divestitures                                        8             2
Working capital change                                     25            58
Other                                                       7           (20)
                                                        -----         -----
                Net cash from operating activities        170           198
                                                        -----         -----

Purchases of property, plant and equipment                (90)          (70)
Acquisitions                                              (21)
Divestitures                                               11            19
Other                                                      14             1
                                                        -----         -----
               Net cash flows - investing activities      (86)          (50)
                                                        -----         -----

Net change in short-term debt                              (7)          (91)
Payments on long-term debt                                (20)          (11)
Dividends paid                                            (46)           (2)
Other                                                      (1)            2
                                                        -----         -----
               Net cash flows - financing activities      (74)         (102)
                                                        -----         -----
Net change in cash and cash equivalents                    10            46
Cash and cash equivalents - beginning of period           136           255
                                                        -----         -----
Cash and cash equivalents - end of period               $ 146         $ 301
                                                        =====         =====

DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON AN EQUITY BASIS)
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2002
(IN MILLIONS)
                                                        SIX MONTHS ENDED JUNE 30
                                                        ------------------------
                                                           2001          2002
                                                          -----         -----
Net loss                                                  $ (13)        $(177)
Depreciation and amortization                               219           195
Change in accounting for goodwill                                         220
Asset impairment                                              8            30
Loss (gain) on divestitures                                  20            (3)
Working capital change                                      (43)           25
Other                                                        31           (39)
                                                          -----         -----
               Net cash from operating activities           222           251
                                                          -----         -----

Purchases of property, plant and equipment                 (164)         (134)
Acquisitions                                                (21)
Divestitures                                                 26            29
Other                                                        21            (6)
                                                          -----         -----
              Net cash flows - investing activities        (138)         (111)
                                                          -----         -----

Net change in short-term debt                               176          (125)
Proceeds from long-term debt                                 10           250
Payments on long-term debt                                 (182)         (146)
Dividends paid                                              (92)           (3)
Other                                                         1             3
                                                          -----         -----
              Net cash flows - financing activities         (87)          (21)
                                                          -----         -----
Net change in cash and cash equivalents                      (3)          119
Cash and cash equivalents - beginning of period             149           182
                                                          -----         -----
Cash and cash equivalents - end of period                 $ 146         $ 301
                                                          =====         =====

                              INVESTOR RELATIONS
                               Dana Corporation
                  Quarterly Financial Information (Unaudited)
                      For Six Months Ended June 30, 2002
                                 (in millions)

                                       EXTERNAL SALES     INTER-SEGMENT SALES        EBIT
                                       --------------     -------------------        ----
                                         01        02        01        02        01         02
                                         --        --        --        --        --         --

Automotive Systems Group            $ 1,993   $ 1,950   $    66   $    48   $   139    $   122
Automotive Aftermarket Group          1,310     1,310         7         7         6         64
Engine and Fluid Management Group     1,156     1,099        72        70        74         74
Commercial Vehicle Systems              623       570        48        57        22         30
Off-Highway Systems Group               343       335        15         9        23         24
Dana Commercial Credit
Other                                    74        46        14         8      (109)      (117)
Goodwill Amortization                                                           (18)
                                    -------   -------   -------   -------   -------    -------
Total Operations                      5,499     5,310       222       199       137        197

Restructuring and
  nonrecurring items                                                            (63)      (109)
Effect of Change in Accounting                                                            (289)
                                    -------   -------   -------   -------   -------    -------
Consolidated                        $ 5,499   $ 5,310   $   222   $   199   $    74    $  (201)
                                    =======   =======   =======   =======   =======    =======

North America                       $ 4,148   $ 4,019   $    49   $    49   $   214    $   242
Europe                                  928       871        45        42        41         38
South America                           260       251        41        89         9         31
Asia Pacific                            163       169         1         1         1          6
Dana Commercial Credit
Other                                                                          (110)      (120)
Goodwill Amortization                                                           (18)
                                    -------   -------   -------   -------   -------    -------
Total Operations                      5,499     5,310       136       181       137        197

Restructuring and
  nonrecurring items                                                            (63)      (109)
Effect of Change in Accounting                                                            (289)
                                    -------   -------   -------   -------   -------    -------
Consolidated                        $ 5,499   $ 5,310   $   136   $   181   $    74    $  (201)
                                    =======   =======   =======   =======   =======    =======
                                       OPERATING PAT          NET PROFIT            NET ASSETS
                                       -------------          ----------            ----------
                                         01        02         01          02        01        02
                                         --        --         --          --        --        --

Automotive Systems Group             $    92    $    95    $    47    $    51    $ 1,830    $ 1,923
Automotive Aftermarket Group               4         39        (31)         5      1,594      1,234
Engine and Fluid Management Group         48         48         23         25      1,490      1,029
Commercial Vehicle Systems                13         18         (4)         2        367        290
Off-Highway Systems Group                 14         15          7          8        424        380
Dana Commercial Credit                    12         17         12         17        180        250
Other                                   (141)      (137)       (12)       (13)       214         65
Goodwill Amortization                    (15)                  (15)
                                     -------    -------    -------    -------    -------    -------
Total Operations                          27         95         27         95      6,099      5,171

Restructuring and
  nonrecurring items                     (40)       (52)       (40)       (52)
Effect of Change in Accounting                     (220)                 (220)
                                     -------    -------    -------    -------    -------    -------
Consolidated                         $   (13)   $  (177)   $   (13)   $  (177)   $ 6,099    $ 5,171
                                     =======    =======    =======    =======    =======    =======

North America                        $   127    $   147    $    39    $    59    $ 4,079    $ 3,337
Europe                                    30         36          9         16      1,272      1,218
South America                             (4)        19        (11)        14        538        355
Asia Pacific                                          4         (5)        (1)       136        172
Dana Commercial Credit                    12         17         12         17        180        250
Other                                   (123)      (128)        (2)       (10)      (106)      (161)
Goodwill Amortization                    (15)                  (15)
                                     -------    -------    -------    -------    -------    -------
Total Operations                          27         95         27         95      6,099      5,171

Restructuring and
  nonrecurring items                     (40)       (52)       (40)       (52)
Effect of Change in Accounting                     (220)                 (220)
                                     -------    -------    -------    -------    -------    -------
Consolidated                         $   (13)   $  (177)   $   (13)   $  (177)   $ 6,099    $ 5,171
                                     =======    =======    =======    =======    =======    =======


See Note 13 to Dana's 2001 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION
(WWW.Dana.Com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Greg.Smietanski@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635

                              INVESTOR RELATIONS
                               Dana Corporation
                 Quarterly Financial Information (Unaudited)
                                  Q2 - 2002
                                (in millions)

                                            EXTERNAL SALES             INTER-SEGMENT SALES                EBIT
                                            --------------             -------------------                ----
                                           01              02            01           02            01             02
Automotive Systems Group            $   1,022    $      1,014     $      32     $     26    $       82    $        71
Automotive Aftermarket Group              673             684             4            4            18             41
Engine and Fluid Management Group         570             570            36           36            36             45
Commercial Vehicle Systems                302             320            25           31            13             23
Off-Highway Systems Group                 165             177             7            2            10             14
Dana Commercial Credit
Other                                      36              24             7            3           (57)           (62)
Goodwill Amortization                                                                               (9)
                                    ---------    ------------     ---------     --------    ----------    -----------
Total Operations                        2,768           2,789           111          102            93            132

Restructuring and
  nonrecurring items                                                                               (17)           (63)
Effect of Change in Accounting
                                    ---------    ------------     ---------     --------    ----------    -----------
Consolidated                        $   2,768    $      2,789     $     111     $    102    $       76    $        69
                                    =========    ============     =========     ========    ==========    ===========

North America                       $   2,114    $      2,119     $      22     $     23    $      133    $       150
Europe                                    439             448            22           21            18             16
South America                             133             130            22           47             7             23
Asia Pacific                               82              92             1                                         4
Dana Commercial Credit
Other                                                                                              (56)           (61)
Goodwill Amortization                                                                               (9)
                                    ---------    ------------     ---------     --------    ----------    -----------
Total Operations                        2,768           2,789            67           91            93            132

Restructuring and
  nonrecurring items                                                                               (17)           (63)
Effect of Change in Accounting
                                    ---------    ------------     ---------     --------    ----------    -----------
Consolidated                        $   2,768    $      2,789     $      67     $   $ 91    $     $ 76    $      $ 69
                                    =========    ============     =========     ========    ==========    ===========


                                             OPERATING PAT                  NET PROFIT                 NET ASSETS
                                             -------------                  ----------                 ----------
                                           01              02            01           02            01             02
Automotive Systems Group            $      52    $         54     $      30     $     32    $    1,830    $     1,923
Automotive Aftermarket Group               11              25            (6)           8         1,594          1,234
Engine and Fluid Management Group          23              29            11           17         1,490          1,029
Commercial Vehicle Systems                  7              14            (1)           5           367            290
Off-Highway Systems Group                   6               9             3            5           424            380
Dana Commercial Credit                      6               7             6            7           180            250
Other                                     (71)            (71)           (9)          (7)          214             65
Goodwill Amortization                      (8)                           (8)
                                    ---------    ------------     ---------     --------    ----------    -----------
Total Operations                           26              67            26           67         6,099          5,171

Restructuring and
  nonrecurring items                      (12)            (15)          (12)         (15)
Effect of Change in Accounting
                                    ---------    ------------     ---------     --------    ----------    -----------
Consolidated                        $      14    $         52     $      14     $     52    $    6,099    $     5,171
                                    =========    ============     =========     ========    ==========    ===========

North America                       $      81    $         91     $      38     $     47    $    4,079    $     3,337
Europe                                     10              16             1            7         1,272          1,218
South America                                              14            (4)          11           538            355
Asia Pacific                               (1)              3            (3)                       136            172
Dana Commercial Credit                      6               7             6            7           180            250
Other                                     (62)            (64)           (4)          (5)         (106)          (161)
Goodwill Amortization                      (8)                           (8)
                                    ---------    ------------     ---------     --------    ----------    -----------
Total Operations                           26              67            26           67         6,099          5,171

Restructuring and
  nonrecurring items                      (12)            (15)          (12)         (15)
Effect of Change in Accounting
                                    ---------    ------------     ---------     --------    ----------    -----------
Consolidated                        $      14    $         52     $      14     $     52    $    6,099    $     5,171
                                    =========    ============     =========     ========    ==========    ===========


See Note 13 to Dana's 2001 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION

(WWW.DANA.Com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Greg.Smietanski@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635